SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 30, 2008

 Zynex Medical Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	33-26787-D	90-0275169
(State or other	(Commission	(I.R.S. Employer
Jurisdiction	File Number)	Identification No.)
of incorporation)

8022 Southpark Circle, Suite 100, Littleton, CO	80120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number:   (303) 703-4906

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Zynex Medical Holdings, Inc. has changed its name to Zynex, Inc.  On June 25, 2008, Zynex filed with the Nevada Secretary of State an amendment to its Articles of Incorporation for this name change.  A copy of the amendment is attached as an exhibit to this Report.  The amendment was effective June 30, 2008.  For purposes of trading on the OTC Bulletin Board, as of the open of business on July 8, 2008, the name change was effective and Zynex's trading symbol was changed to "ZYXI."

The change in the name to Zynex, Inc. was approved by the Board of Directors of Zynex and by a written consent of its majority stockholder, Thomas Sandgaard.

Item 9.01.  Financial Statements and Exhibits

Exhibits.

The following exhibit accompanies this Report:

Exhibit No.	Document
3	Amendment to Articles of Incorporation, consisting of a Certificate of Correction and a Certificate of Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on as its behalf by the undersigned hereunto duly authorized.

Zynex Medical Holdings, Inc. (Registrant)

Date: July 8, 2008	By:	/s/ Thomas Sandgaard
Thomas Sandgaard President and Chief Executive Officer

Exhibit Index

Exhibit No.	Document
3	Amendment to Articles of Incorporation, consisting of a Certificate of Correction and a Certificate of Amendment.